UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2006
ViaSat, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21767 (Commission File No.)	33-0174996 (I.R.S. Employer Identification No.)
6155 El Camino Real
Carlsbad, California 92009
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
SIGNATURE

     This Current Report on Form 8-K is filed by ViaSat, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     Effective July 13, 2006, the Company’s Board of Directors approved, upon recommendation of the Compensation and Human Resources Committee, a supplemental bonus of $50,000 for each of Mr. Ronald G. Wangerin, the Company’s Chief Financial Officer, Mr. Steven R. Hart, the Company's Vice President-Engineering and Co-Chief Technical Officer, and Mr. Robert L. Barrie, the Company's Vice President-Operations, for fiscal year 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViaSat, Inc.
Date: July 18, 2006	By:	/s/ Richard Baldridge
Richard Baldridge
President and Chief Operating Officer